SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: OCTOBER 26, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



        333-16031                                               86-0793960
  (Commission File No.)                                     (I.R.S. Employer
                                                            Identification No.)



                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)


                                 (303) 440-7930
              (Registrant's telephone number, including area code)


                            FRONT PORCH DIGITAL INC.
          (Former Name or Former Address, if changed Since Last Report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         (a) On October 26, 2004, the registrant entered into an Amendment and Waiver, dated as of October 25, 2004 (the "Amendment and Waiver"), with Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"). The Amendment and Waiver amends the Securities Purchase Agreement (the "Securities Purchase Agreement"), the Secured Convertible Term Note (the "Term Note"), the Common Stock Purchase Warrant (the "Warrant"), the Master Security Agreement (the "Master Security Agreement") and the Registration Rights Agreement (the "Registration Rights Agreement" and together with the Securities Purchase Agreement, the Term Note, the Warrant, the Master Security Agreement and the Registration Rights Agreement, the "Loan Documents"), each originally executed by such parties on May 13, 2004, and waives certain events of default under certain of the Loan Documents

         Pursuant to the Amendment and Waiver, the parties agreed to reduce the "Fixed Conversion Price" set forth in the Term Note from $0.50 to $0.30 per share and to amend the Master Security Agreement to provide for a "Lockbox Deposit Account" to be maintained by the registrant and its subsidiaries under the Master Security Agreement. Laurus further agreed to (i) release to the registrant $2,987,981.06, which represented all funds then remaining in a restricted account (less outstanding interest and fees accruing on the Non-Amortizing Principal (as such term is defined in the Securities Purchase Agreement) amount of the Term Note); (ii) postpone the monthly principal payments due and payable by the registrant under the Term Note on November 1, 2004, December 1, 2004, January 1, 2005 and February 1, 2005 until the maturity date of the Term Note; (iii) waive certain events of default, and all fees and default interest rates applicable to such events of default, under Section 4.1(b) of the Term Note and Section 4(a) of the Master Security Agreement that were triggered by the registrant's failure to cause certain of its subsidiaries to be joined as a party to the Master Security Agreement; (iv) extend the time certain of the registrant's subsidiaries have to be joined as a party to the Master Security Agreement; (v) waive all fees and default interest arising from the registrant's failure to pay the liquidated damages set forth in the Registration Statement and further waive any liquidated damages due and payable to Laurus by registrant. In consideration of the waivers set forth in (v) above, the registrant agreed to issue Laurus an immediately exercisable seven-year warrant to purchase 500,000 shares of the registrant's common stock at an exercise price of $0.50 per share (the "Additional Warrant") and further agreed to amend its registration statement on Form SB-2 to include the Additional Warrant and the additional shares of common stock issuable to Laurus upon conversion of the Term Note due to the adjustment of the "Fixed Conversion Price" referenced above.

         (b) As described above, on October 26, 2004, the registrant issued Laurus a Common Stock Purchase Warrant, dated October 25, 2004, to purchase 500,000 shares of the registrant's common stock, at an exercise price of $0.50 per share, at any time on or prior to October 25, 2011.


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         There is no material relationship between the registrant and Laurus other than that created under the Loan Documents, the Amendment and Waiver and the Additional Warrant.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         (a) On October 22, 2004, the registrant filed with the Secretary of State of the State of Nevada a Certificate of Amendment (the "Amendment") to its Articles of Incorporation. The Amendment, which became effective on October 25, 2004, (i) changed the registrant's name from "Front Porch Digital Inc." to "Incentra Solutions, Inc." and (ii) increased the total number of authorized shares of common stock the registrant may issue from 150,000,000 shares to 200,000,000 shares. The proposed Amendment was previously disclosed in a
Schedule 14C Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on October 4, 2004.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01         OTHER EVENTS.

         On October 28, 2004, the registrant issued a press release announcing
(i) the execution of the Amendment and Waiver, (ii) its name change to "Incentra Solutions, Inc.", (iii) a change in the CUSIP number for its common stock and
(iv) a change in the ticker symbol under which its common stock will be trading under on NASDAQ's "Over-the-Counter" Bulletin Board. A copy of the press release is attached hereto as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Number            Documents
         ------            ---------

         10.1 Securities Purchase Agreement, dated as of May 13, 2004, by and between the registrant and Laurus Master Fund, Ltd. (incorporated by reference to Exhibit 10.1 filed with the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, filed on May 17, 2004).

                                       2
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         10.2              Secured Convertible Term Note, dated as of May 13,
                           2004, made by the registrant in favor of Laurus Master Fund, Ltd. (incorporated by reference to
                           Exhibit 10.2 filed with the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, filed on May 17, 2004).

         10.3 Master Security Agreement, dated May 13, 2004, by and between the Company and Laurus Master Fund, Ltd. (incorporated by reference to Exhibit 10.3 filed with the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, filed on May 17,
                           2004).

         10.4 Registration Rights Agreement, dated as of May 13, 2004, by and between the Company and Laurus Master Fund, Ltd. (incorporated by reference to Exhibit 10.4 filed with the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, filed on May 17, 2004).

         10.5 Common Stock Purchase Warrant, dated May 13, 2004, issued by the Company in favor of Laurus Master Fund, Ltd. (incorporated by reference to Exhibit 10.5 filed with the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004, filed on May 17,
                           2004).

         10.6 Amendment and Waiver, dated as of October 25, 2004, between the registrant and Laurus Master Fund, Ltd.

         10.7 Common Stock Purchase Warrant, dated October 25, 2004, issued by the registrant in favor of Laurus Master Fund, Ltd.

         99.1 Press release of Incentra Solutions, Inc. dated October 28, 2004, announcing (i) the execution of the Amendment and Waiver, (ii) its name change to "Incentra Solutions, Inc.", (iii) a change in the CUSIP number for its common stock and (iv) a change in the ticker symbol under which its common stock will be trading under on NASDAQ's "Over-the-Counter" Bulletin Board.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INCENTRA SOLUTIONS, INC.


Date:  October 29, 2004                     By: /s/ THOMAS P. SWEENEY III
                                                -------------------------------
                                                Thomas P. Sweeney III
                                                Chief Executive Officer